UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐Preliminary Proxy Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))

☒Definitive Proxy Statement

☐Definitive Additional Materials

☐Soliciting Material under §240.14a‑12

Safety, Income & Growth Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒No fee required.

☐Fee computed on table below per Exchange Act Rules 14a‑6(i)(1) and 0‑11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0‑11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐Fee paid previously with preliminary materials.

☐Check box if any part of the fee is offset as provided by Exchange Act Rule 0‑11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

1114 Avenue of the Americas, 39th Floor

New York, New York 10036

April 9, 2018

Dear SAFE Shareholder:

We cordially invite you to attend the 2018 annual meeting of shareholders of Safety, Income &

Growth Inc. (SAFE), our first annual meeting as a public company. We will hold the meeting at the Harvard

Club of New York City, 35 West 44th Street, 3rd Floor, New York, New York 10036 on Wednesday, May 9,

2018 at 9:00 a.m. local time.

Attached are a notice of meeting and proxy statement that contain information on the proposals to be voted on at the annual meeting and other important matters. We encourage you to read the proxy statement and attachments carefully.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE:

•FOR THE ELECTION OF THE FIVE NOMINEES AS DIRECTORS

•FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2018

Every shareholder vote is important and we encourage you to vote as promptly as possible. All shareholders are invited to attend the annual meeting in person. Any shareholder attending the annual meeting may vote in person even if he or she previously returned a proxy.

As a SAFE shareholder, you play an important role in our company by considering and taking action on the matters being presented, as set forth in the attached proxy statement. We appreciate the time and attention you invest in making thoughtful decisions.

Sincerely,

Jay Sugarman Chairman and Chief Executive Officer

NOTICE OF 2018 ANNUAL MEETING OF SHAREHOLDERS

DATE:	Wednesday, May 9, 2018
TIME:	9:00 a.m. (Eastern time)
LOCATION:	Harvard Club of New York City 35 West 44th Street, 3rd Floor New York, New York 10036

ITEMS OF BUSINESS:

Proposal 1:	Election of Directors: Jay Sugarman, Dean S. Adler, Robin Josephs, Jay S. Nydick and Stefan M. Selig
Proposal 2:	Ratification of the Appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2018

In addition, at the annual meeting we will transact such other business as may properly come before the meeting or any postponement or adjournment of the meeting.

RECORD DATE:

The board has fixed the close of business on April 3, 2018 as the record date for the determination of shareholders entitled to receive notice of and to vote at the annual meeting or any postponement or adjournment of the meeting. Only holders of record of our common stock, par value $0.01 per share, at the close of business on that date will be entitled to vote at the annual meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING

OF SHAREHOLDERS TO BE HELD ON MAY 9, 2018:

We make proxy materials available to our shareholders on the Internet. You can access proxy materials including our 2017 annual report to shareholders at http://www.edocumentview.com/SAFE.

By Order of the Board of Directors,

Geoffrey M. Dugan General Counsel, Corporate and Secretary New York, NY April 9, 2018

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, TO ENSURE YOUR REPRESENTATION

AT THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ATTACHED PROXY CARD AS

PROMPTLY AS POSSIBLE

SAFETY, INCOME & GROWTH INC.

PROXY STATEMENT

Annual Meeting of Shareholders

To Be Held May 9, 2018

GENERAL

We are making this proxy statement available to holders of our common stock, par value $0.01 per share, on or about April 9, 2018 in connection with the solicitation by our board of directors of proxies to be voted at our 2018 annual meeting of shareholders or at any postponement or adjournment of the annual meeting. Our common stock is listed on the New York Stock Exchange, or the NYSE, and is traded under the symbol “SAFE.”

This proxy statement is accompanied by a copy of our Annual Report to Shareholders for the year ended

December 31, 2017. Additional copies of the Annual Report, including our financial statements at and for the year ended December 31, 2017, may be obtained from our website at www.safetyincomegrowth.com, or by contacting our Investor Relations department at (212) 930‑9400, 1114 Avenue of the Americas, 39th Floor,

New York, NY 10036. Copies will be furnished at no additional expense. The information found on, or accessible through, our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document we file with or furnish to the Securities and Exchange Commission, or SEC.

Who is entitled to vote at the meeting?

Only holders of record of our common stock at the close of business on April 3, 2018 are entitled to receive notice of and to vote at the annual meeting or at any postponement or adjournment of the meeting.

On the record date, there were 18,190,000 shares of common stock outstanding and entitled to vote.

What constitutes a quorum?

The presence, either in person or by proxy, of the holders of the outstanding common stock entitled to cast a majority of all the votes entitled to be cast at the meeting on the record date is necessary to constitute a quorum at the annual meeting.

What are the voting rights of shareholders?

Each shareholder is entitled to one vote for each share of common stock registered in the shareholder’s name on the record date.

What vote is needed to approve each proposal?

Assuming a quorum is present in person or by proxy at the annual meeting:

•For Proposal 1, the election of directors, the vote of a plurality of the votes cast by the holders of our common stock is required. Broker non-votes are not considered votes cast for the foregoing purpose,

and will have no effect on the election of the nominees.

•For Proposal 2, the ratification of the appointment of the independent registered public accounting firm, the affirmative vote of a majority of the votes cast by the holders of our common stock is required.

For the approval of any other matters properly presented at the meeting for shareholder approval, the affirmative vote of a majority of the votes cast by the holders of our common stock is required.

What are broker non-votes and what is the effect of broker non-votes and abstentions?

A “broker non‑vote” occurs when a broker, bank or other nominee returns a properly executed proxy,

but indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter and has not received voting instructions from the beneficial owner of such shares on that matter. Under current NYSE rules, a broker, bank or other nominee does not have discretionary authority to vote shares without specific voting instructions from the beneficial owner on the election of directors

(Proposal 1). A broker, bank or other nominee does, however, have discretionary authority to vote shares without specific voting instructions from the beneficial owner on the ratification of the appointment of the independent registered public accounting firm (Proposal 2).

For purposes of votes on all matters described in this proxy statement to be presented at the annual meeting, broker non-votes and abstentions will not be counted as votes cast and will have no effect on the result of the vote. Both abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.

How is my vote counted?

If you properly execute a proxy in the accompanying form, and if we receive it prior to voting at the annual meeting, the shares that the proxy represents will be voted in the manner specified on the proxy. If no specification is made, the common stock will be voted FOR the election of directors (Proposal 1) and FOR the ratification of the appointment of the independent registered public accounting firm (Proposal 2).

Votes cast in person or by proxy at the annual meeting will be tabulated by the election inspectors appointed for the meeting, who will determine whether or not a quorum is present. If your shares are held by a broker, bank or other nominee (i.e., in “street name”), you will receive instructions from your nominee which you must follow in order to have your shares voted. Such shareholders who wish to vote in person at the meeting will need to obtain a proxy from the broker, bank or other nominee that holds their shares of record.

Can I change my vote after I submit my proxy card?

If you authorize a proxy to vote your shares, you may revoke it at any time before it is voted by:

•submitting voting instructions at a later time via Internet or telephone before the closing of these voting facilities;

•giving written notice to our Secretary by any means bearing a date later than the date of the proxy expressly revoking the proxy;

•signing and forwarding to us a proxy dated later; or

•attending the annual meeting and personally voting the common stock owned of record by you,

although attendance at the annual meeting will not, by itself, revoke a proxy.

Who pays the costs of soliciting proxies?

We will pay the costs of soliciting proxies from our shareholders. In addition to solicitation by mail,

certain of our directors and officers and regular employees of SFTY Manager LLC, or manager, a wholly-

owned subsidiary of iStar Inc., or iStar, that manages our affairs pursuant to a management agreement, may solicit the return of proxies by telephone, facsimile, personal interview or otherwise without being paid additional compensation. We will also reimburse brokerage firms and other persons representing the beneficial owners of our shares for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners in accordance with the proxy solicitation rules and regulations of the SEC and the NYSE.

Alliance Advisors LLC has been engaged to solicit proxies on our behalf in connection with our 2018 annual meeting of shareholders and provide other advisory services for a fee of $8,500, plus expenses.

Implications of Being an Emerging Growth Company

We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act, or JOBS

Act, and we are eligible to take advantage of certain specified reduced disclosure and other requirements that are otherwise generally applicable to public companies that are not “emerging growth companies,” including,

but not limited to, not being required to hold a “Say on Pay” vote, file a compensation discussion and analysis or make certain other disclosures relating to executive compensation, or comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. We have irrevocably opted‑out of the extended transition period afforded to emerging growth companies in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. As a result, we will comply with new or revised accounting standards on the same time frames as other public companies that are not emerging growth companies.

We expect to remain an “emerging growth company” for up to five years, or until the earliest of (i) the last day of the first fiscal year in which our annual gross revenues exceed $1.07 billion (subject to adjustment for inflation), (ii) December 31 of the fiscal year that we become a “large accelerated filer” as defined in

Rule 12b‑2 under the Exchange Act, which would occur if the market value of our shares of common stock held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter and we have been publicly reporting for at least 12 months or (iii) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the preceding three‑year period.

ELECTION OF DIRECTORS

At the 2018 annual meeting, five directors are to be elected to hold office for a term of one year, until the next annual meeting and until their successors have been elected and qualified. In accordance with the provisions of our charter, each member of our board is elected annually.

All of the nominees for election as a director are presently serving as directors. If a nominee becomes unavailable to serve as a director for any reason, the shares represented by any proxy will be voted for the person, if any, who may be designated by the board to replace that nominee. At this time, the board has no reason to believe that any nominee will be unavailable to serve as a director if elected.

Three of the nominees for election as a director, Mr. Adler, Mr. Nydick and Mr. Selig, are independent within the standards prescribed by the NYSE.

The following table sets forth summary information about each person nominated for election as a director:

Name	Age	Title	Director Since	Committee Memberships

Mr. Jay Sugarman	55	Chairman and Chief Executive Officer	2016	None
Mr. Dean S. Adler	61	Independent Director	2017	Audit Committee (Chairman) Compensation Committee Nominating and Governance Committee
Ms. Robin Josephs	58	Director	2017	None
Mr. Jay S. Nydick	53	Independent Director	2017	Compensation Committee (Chairman) Audit Committee Nominating and Governance Committee
Mr. Stefan M. Selig	55	Lead Independent Director	2017	Nominating and Governance Committee (Chairman) Audit Committee Compensation Committee

Director Qualifications

Our Nominating and Governance Committee believes that our directors should possess the following qualifications:

•Education, background, skills and experience that provide knowledge of business, financial,

governmental or legal matters relevant to our business or to our status as a publicly owned company;

•A high level of personal and professional ethics, integrity and values;

•Reputation for exercising good business judgment;

•Commitment to representing the long‑term interests of our shareholders; and

•Sufficient available time to be able to fulfill his or her responsibilities as a member of the board and of any committees to which he or she may be appointed.

The committee endeavors to ensure our board represents a broad range of experience, qualifications,

skills and attributes and, as a whole, reflects an appropriate diversity of background, experience and perspectives. We believe that the nominees for election as a director have the qualifications necessary to ensure that we are taking appropriate steps to address the complex issues confronting us in a challenging business and economic environment. The nominees for election as a director have held leadership positions in business (and in particular the real estate, investment and financial services business sectors) and finance over an extended period of time. Each of the nominees has demonstrated a long record of professional integrity,

intellectual acumen, analytic skills, a strong work ethic and the ability to maintain a constructive environment for discussion of matters considered by our board. Additionally, all of our directors have experience as board members of a diverse range of public and private companies.

Director Nominees

Jay Sugarman currently serves as our chairman and chief executive officer and as chairman and chief executive officer of iStar, the parent company of our manager and our largest shareholder. He has served as our chairman and CEO and as a director since October 24, 2016. He has served as a director of iStar (and its predecessors) since 1996 and chief executive officer since 1997. Prior to forming iStar and its predecessors,

Mr. Sugarman managed private investment funds on behalf of the Burden family (a branch of the Vanderbilt family) and the Ziff family. Mr. Sugarman received his undergraduate degree summa cum laude from

Princeton University, where he was nominated for valedictorian and received the Paul Volcker Award in

Economics, and his M.B.A. with high distinction from Harvard Business School, graduating as a Baker

Scholar and recipient of the school’s academic prizes for both finance and marketing. Mr. Sugarman’s leadership in developing our ground lease business and his executive experience as iStar’s chief executive officer since 1997 have demonstrated the leadership skills, extensive executive experience and expertise in our business that are necessary to lead our company and serve on our board.

Dean S. Adler has served as one of our directors since April 2017. He is chairman of our Audit

Committee and a member of our Compensation Committee and our Nominating and Corporate Governance

Committee. Mr. Adler is a Co-Founder and Chief Executive Officer of Lubert-Adler Partners, L.P., a private real estate investment firm. He has served as a Principal of Lubert-Adler Partners, L.P. for over ten years.

Mr. Adler has been a director of Bed Bath and Beyond Inc. since 2001. Mr. Adler also previously has served as a director of Developers Diversified Realty Corp., a shopping center real estate investment trust, and

Electronics Boutique, Inc., a mall retailer. Among other things, Mr. Adler has wide experience and involvement in commercial real estate including, in particular, retail real estate. Mr. Adler graduated magna cum laude from The Wharton School, University of Pennsylvania and also holds a juris doctor degree with honors from the University of Pennsylvania Law School.

Pursuant to a stockholders agreement between an investment fund managed by Lubert-Adler

Partners, L.P. and us, the investment fund has the right to designate one director as a nominee for election to our board for as long as the investment fund owns at least the lesser of (i) 4.0% of our outstanding common stock and (ii) common stock with a value of $15.0 million. The investment fund has designated Mr. Adler as its nominee.

Robin Josephs has served as one of our directors since June 2017. She has served as a director of iStar since 1998 and currently serves as its lead director, chair of iStar’s nominating and governance committee and a member of its compensation committee. Ms. Josephs also serves as a director, chair of the compensation committee and a member of the audit committee of MFA Financial, Inc. (NYSE: MFA), which is primarily engaged in investing in residential mortgage-backed securities, and as a director and member of the audit committee and compensation committee of QuinStreet, Inc. (NASDAQ: QNST), a vertical marketing and online media company. Ms. Josephs previously served until 2016 as a director and member of the audit and compensation committees of Plum Creek Timber Company, Inc. (NYSE: PCL), which conducted operations in the land, wood products, natural resource and energy businesses. From 2005 to 2007,

Ms. Josephs was a managing director of Starwood Capital Group L.P., a private equity firm specializing in real estate investments. Previously, Ms. Josephs was a senior executive with Goldman Sachs & Co. in various capacities. Ms. Josephs is a trustee of the University of Chicago Cancer Research Foundation. Ms. Josephs

received a B.S. degree in economics magna cum laude from the Wharton School (Phi Beta Kappa) and an

M.B.A. degree from Columbia University. Ms. Josephs’ employment as an investment banking professional brings valuable knowledge of finance and capital markets to our board. Her background working as a managing director of Starwood Capital Group, where she evaluated and managed numerous real estate investments, adds knowledge and expertise in this area of vital importance to our company. Ms. Josephs’

extensive experience as a director of public companies also brings to our board valuable skills and insights into the governance of real estate, investment and operating companies.

Jay S. Nydick has served as one of our directors since June 2017. He is chairman of our Compensation

Committee and a member of our Audit Committee and our Nominating and Corporate Governance

Committee. Mr. Nydick has been the Co‑Head and Co-Chief Investment Officer of the Real Estate

Investment Group at AB Global since October 2009. Mr. Nydick was the president of iStar from November

2004 until September 2009. Prior to joining iStar, Mr. Nydick spent 14 years as an investment banker at

Goldman, Sachs & Co. Mr. Nydick’s qualifications as a director include significant experience in capital markets and commercial real estate. Mr. Nydick holds a bachelor’s degree from Cornell University where he graduated as a Presidential Scholar and an M.B.A. degree from Columbia University.

Stefan M. Selig has served as one of our directors since June 2017. He is chairman of our Nominating and Corporate Governance Committee and a member of our Audit Committee and our Compensation

Committee. Mr. Selig is the founder of BridgePark Advisors LLC, a strategic advisory firm. Prior to that,

Mr. Selig served as Under Secretary of Commerce for International Trade at the U.S. Department of

Commerce from June 2014 to June 2016, and during this period headed the International Trade

Administration, a global bureau of more than 2,200 trade and investment professionals. During this period, he also served as the Executive Director of the Travel and Tourism Advisory Board, sat on the board of directors of the Overseas Private Investment Corporation, was a Commissioner for the Congressional

Executive Commission on China and was the Executive Director of the President’s Advisory Council on

Doing Business in Africa. Prior to that, he held various senior level leadership positions at Bank of America

Merrill Lynch beginning in 1999, including being the Executive Vice Chairman of Global Corporate &

Investment Banking from 2009 to 2014, and prior to that, he was Vice Chairman of Global Investment

Banking and Global Head of Mergers & Acquisitions. Prior to joining Bank of America Merrill Lynch, he held various senior investment banking positions at UBS Securities and Wasserstein Parella & Co., and began his investment banking career at The First Boston Corporation. Mr. Selig currently serves on the boards of directors of Simon Property Group, Inc. and Entercom Communications Corp. With over 28 years of investment banking experience and his service as one of the nation’s most senior commercial diplomats,

Mr. Selig will provide our board with a sophisticated strategic and financial advisor, with invaluable insight into global economic matters.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

Board Leadership Structure

Our board of directors understands there is no single, generally accepted approach to providing board leadership and that given the dynamic and competitive environment in which we operate, the appropriate leadership may vary as circumstances warrant. Our board of directors currently believes it is in our best interests to have Jay Sugarman serve as Chairman of our Board of Directors and Chief Executive Officer.

Our board of directors believes combining these roles promotes effective leadership and provides the clear focus needed to execute our business strategies and objectives.

Our board of directors designates a lead independent director whose duties include chairing executive sessions of the independent directors, facilitating communications and resolving conflicts between the independent directors, other members of our board of directors and the management of our company, and consulting with and providing counsel to our chief executive officer as needed or requested. Mr. Selig is currently designated as our Lead Director.

No Staggered Board

All of our directors are elected annually.

Board Composition and Diversity

Our board recognizes the value of nominating for election to the Board individuals who bring a variety of diverse opinions, perspectives, skills, experiences, backgrounds and orientations to its discussions and decision-making processes. An overriding principle is that all nominations to the Board should be based upon merit and suitability of the candidate. Subject to this overriding principle, the Board recognizes the need to consider director candidates from different backgrounds, including, but not limited to, geography, race,

ethnicity and gender.

The Nominating and Corporate Governance Committee regularly assesses the size and composition of our board to help ensure that our board functions in an effective manner given the size, diversity and complexity of our business and the range of business segments and markets in which we operate. The committee believes it is important to have a mix of experienced directors with a deep understanding of our business and others who bring fresh perspectives. The committee engages in discussions of potential additions to our board on an ongoing basis. In seeking to maintain an engaged, independent board possessing broad experience and judgment and committed to representing the long‑term interests of our shareholders, the committee takes into account the various factors described above in the section of this proxy statement captioned “ELECTION OF DIRECTORS—Director Qualifications”.

Director Independence

Our board has determined that three of our current directors are independent. In determining director independence, the board considers all relevant facts and circumstances and the NYSE listing standards. Under the NYSE listing standards, no director qualifies as independent unless the board affirmatively determines that the director has no material relationship with us, either directly or as a partner, stockholder or officer of an organization that has a relationship with us.

Board and Committee Annual Assessments

Our directors engage in an annual assessment of the board and committee performance, for the purpose of ensuring the effectiveness of the board as a whole and its committees. An independent party interviews each director individually on a wide range of topics relating to board structure and composition,

communications, information furnished to the board, the board’s relationship with management and the effectiveness of the board and its committees, and then summarizes the individual comments and assessments in an oral report to the board in executive session. The board utilizes the results of this process to help refine and improve the operations of the board and its committees.

Board Meetings Held during 2017

During the fiscal year ended December 31, 2017, the board held seven meetings, including meetings held in person and by telephone conference call. All directors are expected to attend a majority of the board meetings. All directors attended at least 75% of all of the board meetings and applicable committee meetings held during 2017. The board also acts by unanimous written consent in appropriate circumstances.

Executive Sessions

Our board of directors meets in executive session at least quarterly without management present. Our audit committee also meets in executive session at least quarterly, without management present, with representatives of our independent registered public accounting firm and with representatives with the accounting firm engaged to assist us in the preparation of our documentation, testing and evaluation of internal controls over financial reporting.

Committees Established by the Board

Our board has standing Audit, Compensation and Nominating and Corporate Governance Committees,

each of which is composed exclusively of independent directors, as defined by the listing standards of the

NYSE. Moreover, the compensation committee is composed exclusively of individuals intended to be, to the extent provided by Rule 16b‑3 of the Exchange Act, non-employee directors.

Audit Committee

The Audit Committee is comprised of Messrs. Adler (Chairman), Nydick and Selig, each of whom is an independent director and “financially literate” under the rules of the NYSE.

The Audit Committee assists our board of directors in overseeing:

•our financial reporting, auditing and internal control activities, including the integrity of our financial statements;

•our compliance with legal and regulatory requirements and ethical behavior;

•the independent auditor’s qualifications and independence;

•the performance of our internal audit function and independent auditor; and

•the preparation of Audit Committee reports.

The Audit Committee is also responsible for engaging our independent registered public accounting firm,

reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm,

reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls.

The Audit Committee met three times during 2017, including meetings held in person and by telephone conference call.

Compensation Committee

The Compensation Committee is comprised of Messrs. Nydick (Chairman), Adler and Selig, each of whom is an independent director. The principal functions of the Compensation Committee are to:

•oversee any equity-based remuneration plans and programs;

•determine from time to time the remuneration for our non-executive directors; and

•prepare compensation committee reports.

The Compensation Committee met two times during 2017, including meetings held in person and by telephone conference call.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is comprised of Messrs. Selig (Chairman), Adler and Nydick each of whom is an independent director.

The Nominating and Corporate Governance Committee will be responsible for:

•providing counsel to the board of directors with respect to the organization, function and composition of the board of directors and its committees;

•overseeing the self-evaluation of our board of directors as a whole and of the individual directors and the board’s evaluation of management and report thereon to the board;

•periodically reviewing and, if appropriate, recommending to the board of directors changes to, our corporate governance policies and procedures;

•identifying and recommending to our board of directors potential director candidates for nomination;

and

•recommending to the full board of directors the appointment of each of our executive officers.

In recommending potential director candidates for nomination to our board of directors, the Nominating and Corporate Governance Committee considers such factors as it deems appropriate. These factors may include judgment, skill and experience with businesses and other organizations comparable to us. The charter of our Nominating and Corporate Governance Committee also identifies diversity as one factor which the committee may consider when nominating a candidate for election to the board. Diversity includes not only factors such as gender, race and age, but also background, experience, skills, accomplishments, personal qualities and other traits desirable in achieving an appropriate mix of qualified individuals.

The Nominating and Corporate Governance Committee may solicit and consider suggestions of the directors or management regarding possible nominees, may consider nominees suggested by shareholders and generally shall guide the process of recruiting new directors. The committee may employ professional search firms or consultants to assist us in identifying potential members of the board with the desired skills and disciplines. Nominations made by shareholders should be made in accordance with the procedures set forth below in this section under “Shareholder Nominations for the Board.” Candidates proposed by shareholders will be considered using the same criteria and in the same manner as all other candidates are considered.

The Nominating and Corporate Governance Committee met two times during 2017, including meetings held in person and by telephone conference call.

Committee Charters

Our Audit, Compensation and Nominating and Corporate Governance Committees have adopted charters that meet the standards established by the NYSE. Copies of these charters are available on our website at

www.safetyincomegrowth.com and will be provided in print, without charge, to any shareholder who requests copies.

Service on Other Boards

In view of the commitment of time and effort that is required of a director of a public company, our board has established a guideline that its directors should not serve on the boards of more than five public companies.

Our Board’s Role in Risk Oversight

Our board of directors plays an active role in overseeing management of our risks. The committees of our board of directors assist our full board in risk oversight by addressing specific matters within the purview of each committee. Our audit committee focuses on oversight of financial risks relating to us, our compensation committee focuses primarily on risks relating to our equity compensation plans and arrangements and our nominating and corporate governance committee focuses on reputational and corporate governance risks relating to our company, including the independence of the members of our board of directors. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our full board of directors plans to keep itself regularly informed regarding such risks through committee reports and otherwise. We believe the leadership structure of our board of directors supports effective risk management and oversight

Shareholder Nominations for the Board

Shareholder nominations for election to the board should be sent to the attention of our corporate secretary at the address appearing on the notice accompanying this proxy statement, describing the candidate’s qualifications and accompanied by the candidate’s written statement of willingness and affirmative desire to serve in a manner representing the interest of all shareholders. Shareholders may also make nominations directly by following the procedure specified in our bylaws.

Candidates proposed by shareholders will be considered using the same criteria and in the same manner utilized by the Nominating and Corporate Governance Committee of the board in considering all candidates for election to the board, set forth above in this section under “Nominating and Corporate Governance

Committee.”

Communications with the Board

We provide the opportunity for interested parties, including shareholders, to communicate with members of the board. Interested parties may communicate with our Lead Director, the other independent board members or the chair of any of the committees of the board by e‑mail or regular mail. All communications by e‑mail should be sent to CorporateSecretary@safety.com. Communications sent by regular mail should be sent to the attention of the Lead Director, the independent directors, the Audit Committee chair, the

Compensation Committee chair or the Nominating and Corporate Governance Committee chair, as the case may be, in each instance in care of our corporate secretary at our headquarters at 1114 Avenue of the

Americas, 39th Floor, New York, NY 10036.

Our secretary will review each communication received in accordance with this process to determine whether the communication requires immediate action. This officer will forward all appropriate communications received, or a summary of such communications, to the appropriate board member(s).

However, we reserve the right to disregard any communication that our secretary determines is unduly hostile, threatening, or illegal, does not reasonably relate to us or our business, or is similarly inappropriate.

This officer has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.

DIRECTOR COMPENSATION

Each of our directors, other than Mr. Sugarman, our chairman and chief executive officer, was awarded

10,000 shares of our common stock as compensation at the closing of our initial public offering in June

2017. No other compensation has been paid to our directors to date. We intend to approve and implement a compensation program for our directors who are not officers or employees of our manager or iStar that will consist of annual cash retainer fees and long‑term equity awards. We intend to provide additional cash or equity compensation to such directors who also serve on a committee. We reimburse each of our directors who are not officers or employees of our manager or iStar for his or her travel expenses incurred in connection with his or her attendance at full board of director and committee meetings. Directors who are officers or employees of our manager or iStar will not receive compensation for serving on our board of directors.

The table below summarizes the compensation information for our directors for the fiscal year ended

December 31, 2017. Jay Sugarman, our chairman and chief executive officer, is not included in this table as he receives no compensation for his services as a director.

	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)

Dean S. Adler	$ —	$ 191,500	$ —	$ 191,500
Robin Josephs	$ —	$ 191,500	$ —	$ 191,500
Jay S. Nydick	$ —	$ 191,500	$ —	$ 191,500
Stefan M. Selig	$ —	$ 191,500	$ —	$ 191,500

(1)Amounts included in the “Stock Awards” column reflect the grant date fair value of shares common stock awarded to directors on the closing of our initial public offering on June 27, 2017, computed in accordance with FASB ASC Topic 718 (without regard to forfeitures).

CORPORATE GOVERNANCE PROFILE

General

We have structured our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Notable features of our corporate governance structure include the following:

•our board of directors is not staggered, with each of our directors subject to re-election annually;

•three of the five persons who serve on our board of directors, or 60% of our directors, are independent for purposes of the NYSE’s corporate governance listing standards and Rule 10A‑3 under the Exchange Act;

•at least one of our directors qualifies as an “audit committee financial expert” as defined by the SEC;

•we have opted out of the business combination and control share acquisition statutes in the MGCL;

•we do not have a stockholder rights plan and our board of directors has adopted a policy that our board may not adopt any stockholder rights plan unless the adoption of the plan has been approved by stockholders representing a majority of the votes cast on the matter, except that our board of directors may adopt a stockholder rights plan without the prior approval of our stockholders if our board, in the exercise of its duties, determines that seeking prior stockholder approval would not be in our best interests under the circumstances then existing. The policy further provides that if a stockholder rights plan is adopted by our board without the prior approval of our stockholders, the stockholder rights plan will expire on the date of the first annual meeting of stockholders held after the first anniversary of the adoption of the plan, unless an extension of the plan is approved by our common stockholders;

and

•we have opted out of the unsolicited takeover (Title 3, Subtitle 8) provisions of the MGCL, commonly known as the Maryland Unsolicited Takeover Act, which we may not opt in to without the approval of a majority of the votes cast by our stockholders entitled to vote thereon.

A copy of our corporate governance guidelines may be found on our website at

www.safetyincomegrowth.com and will be provided in print, without charge, to any shareholder who requests a copy.

Code of Business Conduct and Ethics

Our board of directors has established a code of business conduct and ethics that applies to our directors and executive officers. Among other matters, our code of business conduct and ethics is designed to deter wrongdoing and to promote:

•honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•compliance with applicable governmental laws, rules and regulations;

•prompt internal reporting of violations of the code to appropriate persons identified in the code; and

accountability for adherence to the code.

Any waiver of the code of business conduct and ethics for our directors or executive officers may be made only by our board of directors or one of our board committees and will be promptly disclosed as required by law or stock exchange regulations. A copy of our Code of Business Conduct and Ethics may be found on our website at www.safetyincomegrowth.com and will be provided in print, without charge, to any shareholder who requests a copy.

Disclosure Committee

We maintain a Disclosure Committee consisting of members of our executive management and senior staff. The purpose of the Disclosure Committee is to oversee our system of disclosure controls and assist and advise the chief executive officer and chief financial officer in making the required certifications in SEC reports. The Disclosure Committee was established to bring together on a regular basis our senior executives,

representatives from our core business and employees of our manager involved in the preparation of our financial statements to discuss any issues or matters of which the members are aware that should be considered for disclosure in our public SEC filings and review our draft periodic SEC reports prior to filing.

The Disclosure Committee reports to our chief executive officer and, as appropriate, to our Audit Committee.

The Disclosure Committee meets quarterly and otherwise as needed. The Disclosure Committee has adopted a written charter to memorialize the Committee’s purpose and procedures. A copy of the charter may be found on our website at www.safetyincomegrowth.com and will be provided in print, without charge, to any shareholder who requests a copy.

Shareholder Outreach and Communication; Shareholder Responsiveness

On a regular basis throughout the year, our management engages in communications with our significant investors to ensure that management and the board understand and consider the issues that are important to our shareholders. We regularly discuss with our investors matters relating to our business, strategic plans and financial results.

We plan to continue these types of discussions with our shareholders on a wide range of matters, as they provide valuable feedback and enable us to address shareholder concerns and interests in designing and implementing our programs and practices.

No Poison Pill

We do not currently have a shareholder rights plan, commonly known as a “poison pill,” in effect.

EXECUTIVE OFFICERS

General

We are externally managed by SFTY Manager LLC, a wholly owned subsidiary of iStar, which is our largest shareholder. All of our executive officers are employees of our manager or its affiliates. The executive offices of our manager are located at 1114 Avenue of the Americas, New York, New York 10036, and the

telephone number of our manager’s executive offices is (212) 930‑9400.

Executive Officers and Key Personnel of Our Manager

The following table sets forth certain information with respect to each of our current executive officers and Geoffrey Jervis, who stepped down as an executive officer on March 30, 2018:

Executive officer	Age	Position	Position held with iStar

Jay Sugarman	55	Chairman and Chief Executive Officer	Chairman and Chief Executive Officer
Nina B. Matis	70	Vice Chairman and Chief Legal Officer	Vice Chairman and Chief Legal Officer
Marcos Alvarado	37	Chief Investment Officer	Chief Investment Officer
Andrew C. Richardson(1)	51	Interim Chief Financial Officer	President, Land and Development Portfolio, and interim Chief Financial Officer
Geoffrey G. Jervis(1)	46	Former Chief Operating Officer and Chief Financial Officer	Former Chief Operating Officer and Chief Financial Officer

(1)Mr. Richardson became interim Chief Financial Officer on March 30, 2018 when Mr. Jervis stepped down from his positions with us and iStar. See our Current Report on Form 8‑K filed with the SEC on

March 27, 2018.

Biographical Information

Information for Jay Sugarman, our chairman and chief executive officer, is contained above under the heading “ELECTION OF DIRECTORS.” Information is set forth below with regard to our other executive officers. We have determined we have three executive officers who served during 2017. In addition, in the first quarter of 2018, Marcos Alvarado joined us and iStar as chief investment officer and Andrew C.

Richardson joined us and iStar as interim chief financial officer. All of our officers serve at the pleasure of the board of directors and are customarily appointed as officers at the annual organizational meeting of the board held following each annual meeting of shareholders.

Nina B. Matis, age 70, currently serves as our vice chairman and chief legal officer. She also serves as vice chairman and chief legal officer of iStar. She assumed her current position as vice chairman of iStar in

January 2018 and, prior to that time, also served as iStar’s chief investment officer. She assumed the positions of executive vice president, chief legal officer and chief investment officer of iStar in February

2008 after serving as general counsel since 1996, executive vice president since November 1999 and chief investment officer since April 2007. In her current positions, Ms. Matis’ core responsibilities include key corporate legal decisions and litigation strategy, helping shepherd strategic initiatives across multiple functions and helping develop succession talent. During 2017, when she also served as our chief investment officer,

Ms. Matis was responsible for overseeing and managing the strategic consideration and execution of our investment and financing transactions, restructurings and resolutions of loans and other problem assets,

significant operational responsibilities and litigation and other legal matters. Ms. Matis previously served as a partner in the law firm of Katten Muchin Rosenman LLP, one of our principal outside law firms, and was an inactive special capital partner of the firm until her withdrawal from this position during 2010. Ms. Matis previously served as a director of New Plan Excel Realty Trust, Inc. She is a director of Signature Theater

Company, Thomas Cole House, a National Historic Landmark that includes the home and the studio of painter Thomas Cole, and National Partnership for Women & Families, a nonprofit, nonpartisan 501(c)(3)

organization. Ms. Matis received a B.A. degree, with honors, from Smith College and a J.D. degree from

New York University School of Law.

Marcos Alvarado, age 37, serves as our chief investment officer. He also serves as chief investment officer of iStar, having joined the firm in early 2018. Mr. Alvarado is a member of iStar’s senior executive team, responsible for overseeing originations and driving growth across iStar’s diversified $5 billion investment portfolio. Throughout his career, Mr. Alvarado has closed more than $25 billion of investments across all parts of the capital structure. He was previously Head of Acquisitions & Business Operations for

Cadre, a technology-enabled real estate investment platform, and a Managing Director at Starwood Capital.

Prior to Starwood Capital, Mr. Alvarado served as Vice President in Lehman Brothers’ Global Real Estate

Group. He started his career in Morgan Stanley’s CMBS group. Mr. Alvarado holds a B.A. from Dartmouth

College.

Andrew C. Richardson, age 51, has served as our interim chief financial officer and iStar’s interim chief financial officer since March 30, 2018. In addition, Mr. Richardson serves as president of iStar’s land and development portfolio, with primary responsibility for leading a focused portfolio of longer‑term land and development assets as part of iStar’s ongoing efforts to monetize and efficiently manage those assets.

Mr. Richardson has significant public company experience in the real estate finance and land development sectors. He most recently served as chief financial officer of The Howard Hughes Corporation (NYSE:

HHC), one of the largest land development companies in the United States, and previously served as chief financial officer of Northstar Realty Finance Corp., an NYSE-listed real estate finance company. Prior to

Northstar, Mr. Richardson was an executive vice president and head of capital markets at iStar. Earlier in his career, he was also a certified public accountant with Ernst & Young LLP. Mr. Richardson received a B.B.A.

in accountancy from the University of Notre Dame and an M.B.A. from the University of Chicago.

Geoffrey G. Jervis, age 46, served as our chief operating officer and chief financial officer during 2017.

He also served as chief operating officer and chief financial officer of iStar. He stepped down from these positions on March 30, 2018. Prior to joining iStar, Mr. Jervis served as the chief financial officer of STAG

Industrial (NYSE: STAG), chief financial officer of The Blackstone Group’s real estate debt business and chief financial officer of Blackstone Mortgage Trust (NYSE: BXMT), and chief financial officer of Capital

Trust (NYSE: CT). Mr. Jervis received a B.A. from Vanderbilt University and an M.B.A. with honors from

Columbia University.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the financial reporting process of Safety, Income & Growth Inc., or

Company, on behalf of the Board of Directors of the Company in accordance with our Audit Committee charter. The board, in its judgment, has determined that all members of our Audit Committee meet the independence requirements of the SEC, or SEC, and the New York Stock Exchange, or NYSE. The board has also determined that at least one member of the Audit Committee, the chair of the Committee, is an “audit committee financial expert” within the meaning of the rules of the SEC and that each member of our Audit

Committee is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the rules of the NYSE. We operate under a written charter approved by the board, consistent with the corporate governance rules issued by the SEC and the NYSE. Our charter is available on the Company’s website at www.safetyincomegrowth.com and will be provided in print, without charge, to any shareholder who requests a copy.

The Company’s management is responsible for the financial reporting process and preparation of the quarterly and annual consolidated financial statements, including maintaining a system of internal controls over financial reporting, as well as disclosure controls and procedures.

We are directly responsible for the appointment, compensation, retention, oversight and termination of the Company’s external auditors. We have appointed Deloitte & Touche LLP, or Deloitte, an independent registered public accounting firm, to audit the consolidated financial statements of the Company for the year ending December 31, 2018.

In the second half of 2017, we conducted a competitive process to determine the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2018. We invited several independent registered public accounting firms to participate in this process, including

PricewaterhouseCoopers LLP, or PwC, the Company’s independent registered public accounting firm.

All of the independent registered public accounting firms invited by the Company to participate in the process submitted proposals and presented their proposals to us and Company representatives. Following a comprehensive review of those proposals, on November 21, 2017 we approved the engagement of Deloitte as the Company’s independent registered public accounting firm for the Company’s fiscal year ending

December 31, 2018. PwC continued to serve as the Company’s independent registered public accounting firm through the date of the issuance by PwC of its reports on the combined and consolidated financial statements as of December 31, 2017 and for the periods from January 1, 2017 to April 13, 2017 and April 14, 2017 to

December 31, 2017.

PwC’s reports on the Company’s combined financial statements as of and for the fiscal years ended

December 31, 2015 and 2016 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.

During the fiscal years ended December 31, 2015 and 2016, and the subsequent interim periods through

November 21, 2017, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation

S‑K and the related instructions between the Company and PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference thereto in their reports; and (ii) no

“reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S‑K. At our request, PwC furnished a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of PwC’s letter was filed as an exhibit 16.1 to the Company’s Current Report on Form 8‑K dated November 28, 2017.

During the fiscal years ended December 31, 2015 and 2016 and the subsequent interim periods through

November 21, 2017, neither the Company nor anyone on its behalf consulted with Deloitte regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the

Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S‑K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S‑K.

The independent registered public accounting firm is responsible for auditing the annual consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles in the United States. We also approve the engagement of an accounting firm to assist the Company in the preparation of its documentation, testing and evaluation of internal controls over financial reporting and reviewed their performance. We do not prepare financial statements or conduct audits.

In its capacity as the Company’s independent registered public accounting firm for the 2017 fiscal year,

PwC issued reports on the combined and consolidated financial statements as of December 31, 2017 and for the periods from January 1, 2017 to April 13, 2017 and April 14, 2017 to December 31, 2017. In connection with the audited combined and consolidated financial statements, we have:

•reviewed and discussed with management and the independent registered public accounting firm the

Company’s internal controls over financial reporting and any significant deficiencies or material weaknesses;

•reviewed and discussed with management and the independent registered public accounting firm the

Company’s audited financial statements, including discussions regarding critical accounting policies,

other financial accounting and reporting principles and practices appropriate for the Company, the quality of such principles and practices, and the reasonableness of significant judgments;

•discussed with the independent registered public accounting firm the items that are required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement on Auditing Standards No. 90, Audit Committee Communications; and

•reviewed and considered the written disclosures in the letter received from

PricewaterhouseCoopers LLP, as required by the PCAOB regarding the independent accountant’s communications with the Audit Committee regarding independence, including a discussion about its independence from the Company and management.

Based on the reviews and discussions above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee charter in effect in

2017, we recommended to the board that the audited combined and consolidated financial statements for 2017 be included in the Company’s Annual Report on Form 10‑K for the year ended December 31, 2017 (the

“2017 10‑K Report”), for filing with the SEC. The board approved our recommendation.

Submitted by the Audit Committee:

Dean S. Adler (Chair)

Jay S. Nydick

Stefan M. Selig

The above report will not be deemed to be incorporated by reference into any filing by us under the

Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate the same by reference.

EXECUTIVE COMPENSATION

Overview

Our management agreement provides that our manager is responsible for managing our affairs. We do not have any employees. Accordingly, our chief executive officer and each of our other executive officers,

each of whom is an executive of iStar, do not receive cash compensation from us for serving as our executive officers. Instead, we will pay our manager the management fee in accordance with the management agreement. No management fee is payable to our manager during the first year of the management agreement through June 27, 2018. Thereafter, we will pay our manager a management fee, payable solely in shares of our common stock, equal to the sum of 1.0% of our total equity up to $2.5 billion and 0.75% of our total equity in excess of $2.5 billion. Our manager will not be entitled to receive any additional performance or incentive compensation.

For the period from the closing of our initial public offering on June 27, 2017 through December 31,

2017, we paid no management fees to our manager.

We pay or reimburse our manager for all of our operating expenses, except those specifically required to be paid by our manager under the management agreement. We do not reimburse our manager or its affiliates for the salaries and other compensation of our named executive officers. We also do not reimburse our manager or its affiliates for the salary and other compensation its other personnel except that beginning after the first anniversary of the management agreement (June 27, 2018), we will reimburse our manager or its affiliates for the allocable share of the compensation, including, without limitation, annual base salary, bonus,

any related withholding taxes and employee benefits, paid to corporate finance, tax, accounting, internal audit,

legal, risk management, operations, compliance and other non-investment personnel of our manager and its affiliates who spend all or a portion of their time managing our affairs based upon the percentage of time devoted by such personnel to our affairs.

Executive Compensation Paid by our Manager and its Affiliates

As employees of iStar and our manager, our chief executive officer and each of our other executive officers are compensated under compensation arrangements made with iStar. The following information relating to these compensation arrangements have been provided to us by our manager. You will find additional information about iStar’s compensation program in its definitive proxy statement relating to its

2018 annual meeting of shareholders which may be found on the SEC’s website at www.sec.gov and on

iStar’s website at www.istar.com.

iStar was the original sponsor of our company and is our largest stockholder, with approximately 39.9%

of our outstanding common stock, which we believe creates alignment between iStar’s interests and our interests. In addition, our management agreement provides that all fees payable to our manager will be paid in shares of our common stock. Our manager will not be entitled to receive any additional performance or incentive compensation. Our manager will be restricted from selling shares of our common stock paid to it as management fees for two years from the date such shares are issued, subject to certain exceptions. Our management agreement has an initial term of one year with annual renewals to be approved by a majority of the independent members of our board of directors. The management agreement may generally be terminated by us or our manager at the end of each annual term without the payment of a termination fee.

iStar’s compensation program reflects a pay‑for-performance philosophy and is designed to create a strong connection between executive pay and business performance, including shareholder value creation. In setting compensation for its professionals, including our chief executive officer and each of our other executive officers, iStar takes into consideration various factors, including the performance and accomplishments of its management team towards achieving its current and long‑term strategic, business and financial goals. To promote its objectives, a majority of its executives’ compensation, including those who serve as our executive officers, is directly tied to accomplishments that improve the performance of iStar and increase its value. Compensation decisions for executives are made annually, after reviewing iStar’s performance as a business and evaluating individuals’ performance and contributions during the year,

leadership qualities, business responsibilities, career with iStar, current compensation arrangements, long‑term potential to enhance shareholder value and other relevant performance and market data.

In determining the compensation that was paid by iStar to each of our chief executive officer and our other executive officers in 2017, iStar took into account that we successfully completed (i) a $227 million secured financing in March 2017, (ii) a joint venture with institutional investors in April 2017 and (iii) our initial public offering and listing on the New York Stock Exchange in June 2017 as the first public company of which we are aware that focuses primarily on ground leases. We raised $205 million in our initial public offering and $45 million in a concurrent private placement to iStar. We used the net proceeds from our offering, together with borrowings available under our revolving credit facility, to invest in additional ground lease investments sourced by our manager. While these achievements were considered by iStar in making its compensation decisions, iStar did not attempt to rank or assign relative weight to any of them versus achievements that were not related to our business, but rather applied its judgment in considering all factors in their entirety.

In setting compensation for its professionals, including our chief executive officer and each of our other executive officers, iStar did not take into account the amount of the management fee we pay to our manager,

as no management fee is payable to our manager during the first year of the management agreement.

Equity Compensation

The Compensation Committee may, from time to time, grant equity-based awards designed to align the interests of our manager and personnel of our manager and its affiliates who support our manager in providing services to us under our management agreement with those of our stockholders, by allowing our manager and personnel of our manager and its affiliates to share in the creation of value for our stockholders through stock appreciation and dividends. These equity-based awards are generally subject to time-based vesting requirements designed to promote retention and to achieve strong performance for our company.

These awards further provide flexibility to us in our ability to enable our manager and its affiliates who support our manager to attract, motivate and retain talented individuals. We adopted the 2017 Equity

Incentive Plan, which provides for the issuance of equity-based awards, including restricted shares of common stock, restricted stock units, stock options, phantom shares, dividend equivalents and other awards based on our common stock. Restricted shares of common stock issued to our independent directors in respect to a portion of their annual director fees are also issued under this plan.

Our board of directors has delegated its administrative responsibilities under the 2017 Equity Incentive

Plan to the Compensation Committee. In its capacity as plan administrator, the Compensation Committee has the authority to make awards to members of our manager’s management team and employees who perform services for us, our independent directors, advisers, consultants and other personnel, and to determine what form the awards will take and the terms and conditions of the awards.

The Compensation Committee did not grant any awards to our manager or any of its employees pursuant to the 2017 Equity Incentive Plan in 2017. The Compensation Committee has not adopted a formal equity incentive compensation program for 2018, and, to the extent the Compensation Committee determines to make grants during 2018, we expect that goals, business objectives and measures of our performance will be considered by the Compensation Committee, in consultation with our manager and executive officers in determining whether to make, and the amount of any, such grants.

Compensation Committee Interlocks and Insider Participation

As of the date of this proxy statement, the members of the Compensation Committee are Jay S. Nydick

(Chair), Dean S. Adler and Stefan M. Selig. No member of the Compensation Committee is or was formerly an officer or an employee of the company. None of our executive officers other than Mr. Sugarman serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board, nor has such interlocking relationship existed in the past.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities, to file with the

SEC initial reports of ownership and reports of changes in ownership of common stock and other of our equity securities. Directors, officers and greater than 10% shareholders are required to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us, during the fiscal year ended December 31, 2017, all Section 16(a) filing requirements applicable to our directors, officers and greater than 10% beneficial owners were met.

INDEMNIFICATION

We have entered into indemnification agreements with each of our directors, executive officers, board observer and certain other parties providing for the indemnification by us for certain liabilities and expenses incurred as a result of actions brought, or threatened to be brought, against (i) our directors, executive officers and board observer and (ii) our executive officers and certain other parties who are former members,

managers, stockholders, directors, limited partners, general partners, officers, board observers or controlling persons of our predecessor in their capacities as such, as described below

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (i) actual receipt of an improper benefit or profit in money, property or services or (ii) active and deliberate dishonesty that was established by a final judgment and was material to the cause of action.

Our charter contains such a provision and eliminates the liability of our directors and executive officers to the maximum extent permitted by Maryland law. We have obtained a policy of insurance under which our directors and executive officers are insured, subject to the limits of the policy, against certain losses arising from claims made against such directors and executive officers by reason of any acts or omissions covered under such policy in their respective capacities as directors or executive officers, including certain liabilities under the Securities Act. Additionally, the indemnification agreements we have entered into with each of our directors and executive officers upon the completion of this offering, require, among other things, that we maintain a comparable “tail” directors’ and officers’ liability insurance policy for six years after each director or executive officer ceases to serve in such capacity in connection with a change in control transaction.

ACCOUNTING FEES AND SERVICES

Fees paid to PricewaterhouseCoopers LLP, or PwC, our independent registered public accounting firm for the fiscal year ended December 31, 2017 were as follows:

Audit Fees:The aggregate fees incurred during the fiscal year ended December 31, 2017 for professional services rendered by PwC in connection with its audit of our combined and consolidated financial statements and its limited reviews of our unaudited combined and consolidated interim financial statements were approximately $794,000.

Audit-Related Fees:The aggregate fees incurred during the fiscal year ended December 31, 2017 for professional services rendered by PwC for audit-related services were $10,000.

Tax Fees:The aggregate fees incurred during the fiscal year ended December 31, 2017 for professional services rendered by PwC for tax compliance, tax advice and tax planning were approximately $5,000. These services included income tax compliance and related tax services.

All Other Fees:The aggregate fees incurred during the fiscal year ended December 31, 2017 for other services rendered by PwC were approximately $490.

During the fiscal years ended December 31, 2017 and December 31, 2016, the aggregate fees incurred for professional services rendered by PwC for offering costs in connection with our initial public offering and private placement of our common shares were approximately $987,670 and $1,088,216, respectively. These services were paid by our manager. Our manager received no reimbursement for its payment of the offering costs.

Our Audit Committee is responsible for retaining and terminating our independent registered public accounting firm (subject, if applicable, to shareholder ratification) and for approving the performance of any non-audit services by the independent registered public accounting firm. In addition, the Audit Committee is responsible for reviewing and evaluating the qualifications, performance and independence of the lead partner of the independent registered public accounting firm and for presenting its conclusions with respect to the independent registered public accounting firm to the full board.

The Audit Committee has the sole authority to approve all audit engagement fees and terms, as well as significant non-audit services, with the independent registered public accounting firm. During fiscal 2017, the

Audit Committee approved all audit engagement fees and terms with PwC, as well as all significant non-audit services performed by PwC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information available to us as of March 23, 2018 (except as otherwise indicated) with respect to any common stock owned by our directors, nominees for director,

executive officers who served during 2017, and any individual or group of shareholders known to be the beneficial owner of more than 5% of our issued and outstanding common stock. We have no options or similar securities outstanding that are currently exercisable or exercisable within 60 days of the date of this proxy statement.

Name and Address of Beneficial Owners(1)	Common Stock Beneficially Owned(1)	% of Basic Common Stock Outstanding(2)

Dean S. Adler(3)	10,000 (4)(15)	*
Jay S. Nydick(3)	10,000 (5)	*
Robin Josephs(3)	21,250 (6)	*
Stefan M. Selig(3)	20,000 (7)	*
Jay Sugarman(3)	63,018 (8)	*
Geoffrey G. Jervis(3)	75,288 (9)	*
Nina B. Matis(3)	20,000 (10)	*
iStar Inc.	7,257,810 (11)	39.90%
SFTY Venture LLC	2,125,000 (12)	11.68%
UBS Group AG	1,574,672 (13)	8.66%
FMR LLC	1,550,790 (14)	8.53%
Lubert-Adler Group VII-B Holdings, LLC	750,000 (4)(15)	4.12%
All executive officers, directors and nominees for director as a group (7 persons)	219,556	1.21%

*Less than 1%.

(1)Except as otherwise indicated and subject to applicable community property laws and similar statutes,

the person listed as the beneficial owner of shares has sole voting power and dispositive power with respect to the shares.

(2)As of April 3, 2018, 18,190,000 shares of common stock were outstanding and entitled to vote.

(3)Safety, Income & Growth Inc., c/o iStar Inc., 1114 Avenue of the Americas, 39th Floor, New York,

NY 10036.

(4)Includes 10,000 shares of common stock owned directly by Mr. Adler. Mr. Adler is a member of Lubert-

Adler Group VII‑B Holdings, LLC. As a result, Mr. Adler may be deemed to indirectly share beneficial ownership of the reported shares.

(5)Includes 10,000 shares of common stock owned directly by Mr. Nydick.

(6)Includes 21,250 shares of common stock owned directly by Ms. Josephs.

(7)Includes 20,000 shares of common stock owned directly by Mr. Selig.

(8)Includes 63,018 shares of common stock owned indirectly by Mr. Sugarman through trusts.

(9)Includes 75,288 shares of common stock owned directly by Mr. Jervis.

(10)Includes 20,000 shares of common stock owned directly by Ms. Matis.

(11)This beneficial ownership information is based solely on a Form 4, dated January 25, 2018, filed with the SEC by iStar Inc. This shareholder’s address is 1114 Avenue of the Americas, New York,

NY 10036.

(12)This beneficial ownership information is based solely on a Schedule 13G, dated December 31, 2017,

filed with the SEC by SFTY Venture LLC. This shareholder’s address is 280 Park Avenue, 9th Floor,

New York, NY 10017.

(13)This beneficial ownership information is based solely on a Schedule 13G, dated December 29, 2017,

filed with the SEC by UBS Group AG. This shareholder’s address is Bahnhofstrasse 45, PO Box

CH‑8021, Zurich, Switzerland.

(14)This beneficial ownership information is based solely on a Schedule 13G, dated December 29, 2017, as amended, filed with the SEC by FMR LLC. This shareholder’s address is 245 Summer Street, Boston,

MA 02210.

(15)This beneficial ownership information is based solely on a Form 3, dated June 21, 2017, filed with the

SEC by Lubert-Adler Group VII‑B Holdings, LLC. This shareholder’s address is 171 17th Street, N.W.,

Suite 1575, Atlanta, GA 30363.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures With Respect to Related Party Transactions

It is the policy of our board of directors that all transactions between us and a related party, including any joint venture or other transaction with iStar, must be approved or ratified by at least a majority of the members of our board, or a duly authorized committee of our board, who have no financial or other interest in the transaction. A related party includes any director or executive officer, any nominee for director, any shareholder owning 5% of more of our outstanding shares, and any immediate family member of such person.

In determining whether to approve or ratify a related party transaction, the board will take into account,

among other factors it deems appropriate, whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director will participate in any discussion or approval of a related party transaction for which he or she is a related party, except that the director will provide all material information concerning the related party transaction to our board.

If a related party transaction will be ongoing, our board may establish guidelines for our management to follow in its ongoing dealings with the related party. The board may delegate to our Nominating and

Corporate Governance Committee the authority to review and assess, on at least an annual basis, any such ongoing relationships with the related party to see that they are in compliance with the board’s guidelines.

All related party transactions will be disclosed in our applicable filings with the SEC as required under

SEC rules.

In connection with our initial public offering (the “IPO”), we entered into certain transactions with iStar and our two other pre‑IPO stockholders, SFTY Venture LLC (“GICRE”), an affiliate of GIC (Realty) Private

Limited, and SFTY VII‑B, LLC (“LA”), an affiliate of Lubert-Adler, L.P., which are described below. We refer to GICRE and LA as the “continuing investors.” GICRE is the beneficial owner of approximately

11.0% of our outstanding common stock. Dean Adler, one of our directors, is a founder of LA.

Formation Transactions

On or before April 14, 2017, (i) we acquired our initial portfolio of 12 properties from iStar,

(ii) completed a $227 million initial portfolio financing and distributed the proceeds therefrom to iStar,

(iii) the continuing investors acquired 2,875,000 shares of our common stock for $57.5 million in cash

(representing a 51% ownership interest in our company at such time), and (iv) we issued 2,775,000 shares of our common stock (representing a 49% ownership interest in our company at such time) and paid

$57.5 million in cash to iStar in consideration of its contribution of our initial portfolio to us, subject to the indebtedness of the initial portfolio financing. The total value of the cash and stock paid to iStar in these transactions was $340 million, based on the initial public offering price per share of our common stock in our

IPO.

Concurrent iStar Placement

Concurrently with the completion of the IPO, we sold to iStar 2,250,000 shares of our common stock in the concurrent iStar placement at the IPO price per share for an aggregate purchase price of $45.0 million.

Management Agreement

Concurrently with the completion of the IPO, we entered into the management agreement with our manager. During the first year of the management agreement, we will pay no management fee to our manager. Thereafter, we will pay our manager a management fee, payable solely in shares of our common stock, equal to the sum of 1.0% of total equity up to $2.5 billion and 0.75% of total equity in excess of $2.5 billion. Our manager will not be entitled to receive any additional performance or incentive compensation.

Our management agreement will have an initial term of one year with annual renewals to be approved by a majority of the independent members of our board of directors. Additionally, the management agreement may be terminated by us or our manager at the end of each annual term without the payment of a termination fee;

provided, however, that we may not terminate the management agreement unless a successor guarantor reasonably acceptable to iStar has (i) agreed to replace iStar under its limited recourse guaranty and environmental indemnity with respect to our initial portfolio financing or (ii) provided iStar with a reasonably acceptable indemnity for any losses suffered by iStar on its limited recourse guaranty and environmental indemnity after its termination as our manager.

The management fee will be paid solely in shares of our common stock valued at the greater of (i) the volume weighted average market price of our common stock during the quarter for which the fee is being calculated and (ii) the initial public offering price per share of our common stock set forth on the cover of this prospectus, before underwriting discounts and commissions. Our manager will be restricted from selling shares of our common stock paid to it as management fees for two years from the date such shares are issued, except that such restrictions will terminate at the effective date of the termination of the management agreement, and, for the avoidance of doubt, such restrictions will not apply to distributions of such shares to

iStar in contemplation of a further distribution of such shares to iStar’s stockholders. We will also reimburse our manager for all operating expenses incurred by our manager in providing services under the management agreement, including expenses related to legal, accounting, due diligence and other services, except that our manager has agreed not to seek reimbursement for certain personnel expense allocations during the first year of the management agreement. Expenses will be reimbursed in cash on a monthly basis.

Exclusivity Agreement

Concurrently with the completion of the IPO, we entered into an agreement with iStar pursuant to which

iStar will agree that it will not acquire, originate, invest in, or provide financing for a third party’s acquisition of, a ground lease unless it has first offered that opportunity to us and a majority of our independent directors has declined the opportunity. The exclusivity agreement will not apply to opportunities that include only an incidental interest in ground leases or opportunities to manufacture or otherwise create a ground lease from a property that has been owned by iStar’s existing net lease venture with GICRE for at least three years after the closing of this offering. The existing net lease venture invests in single tenant properties leased to corporate entities under triple net leases. The term of the venture is scheduled to end in February 2022

(subject to two one‑year extensions), although both dates may be extended by joint agreement of the partners.

iStar owns a 51.9% interest in, and manages the day to day operations of, the net lease venture and several of its executives whose time is substantially devoted to the venture own a 0.6% equity interest in the venture and are entitled to participate in promote payments made to iStar. The parties have committed a total of $500 million to the net lease venture. The exclusivity agreement will automatically terminate upon any termination of the management agreement and will not otherwise be terminable.

Stockholder’s Agreements with Continuing Investors

In connection with the continuing investors’ investment in us, we entered into a stockholder’s agreement with each of them that became effective at the closing of the IPO and which provide the continuing investors the right to:

•GICRE: purchase additional shares of our common stock up to an amount equal to 10% of future issuances of common stock by us in single issuances of at least $1 million, and on a quarterly basis in respect of other issuances. The purchase price paid by GICRE will be the same price as the price per share implied by the transaction that resulted in the relevant issuance, and for issuances pursuant to our equity incentive plans, will be based on prevailing market prices for our common stock, except that, if iStar purchases shares in a particular issuance net of discounts and commissions, then GICRE will also be entitled to purchase shares net of discounts and commissions. GICRE will have the right to designate a non-voting board observer who will be entitled to participate in meetings of our board of directors, present matters for consideration, speak on matters presented by others, receive notices of board meetings, receive board minutes and meet with management, subject to certain confidentiality and other restrictions. In addition, GICRE will have the right to participate as a co-investor in real estate investments for which we are seeking coinvestment partners. The foregoing rights are conditioned on GICRE owning at least the lesser of (i) 5.0% of our outstanding common stock and

(ii) common stock with a value of $50 million. Notwithstanding the foregoing, GICRE’s co-

investment right are conditioned on the same ownership requirement only after the third anniversary of the closing of this offering. We have also agreed to indemnify GICRE for certain taxes related to the Foreign Investment in Real Property Tax Act of 1980, or FIRPTA, that it may be required to pay in respect of capital gains distributions by us attributable to sales of real properties made before the earlier of (1) the second anniversary of the closing date of this offering and (2) one year after GICRE owns less than 10% of our outstanding common stock.

•LA: purchase additional shares of our common stock up to an amount equal to 4.0% of future issuances of common stock by us in single issuances of at least $1 million, and on a quarterly basis in respect of other issuances. The purchase price paid by LA will be the same price as the price per share implied by the transaction that resulted in the relevant issuance, and for issuances pursuant to our equity incentive plans, will be based on prevailing market prices for our common stock, except that, if iStar purchases shares in a particular issuance net of fees and commissions, then LA will also be entitled to purchase shares net of discounts and commissions. LA will also have to right to designate one director as a nominee for election to our board. The foregoing rights are conditioned on

LA owning the lesser of (i) 4.0% of our outstanding common stock and (ii) common stock with a value of $15.0 million.

Registration Rights

Upon completion of the IPO, we entered into a registration rights agreement with iStar. Under the registration rights agreement, we will file, as promptly as practicable on or after the date that is 12 months after the closing of the IPO, one or more registration statements, which we refer to as the resale shelf registration statements, with the Securities and Exchange Commission covering the resale of all shares of common stock issued or to be issued to iStar in the formation transactions, the concurrent iStar placement and under the management agreement. We have agreed to use our commercially reasonable efforts to cause each resale shelf registration statement to be declared effective within 120 days of filing, which we refer to as the shelf effective date. We have also agreed to provide iStar an unlimited number of “demand”

registrations.

We have entered into a registration rights agreement with the continuing investors which required us to,

among other things, file with the Securities and Exchange Commission, as promptly as practicable on or after the date that is 180 days after the closing of the IPO, a shelf registration statement providing for the resale of the continuing investor shares of our common stock acquired in the formation transactions and subsequently to include in the registration statement such additional shares of common stock as the continuing investor may acquire from time to time in the future. A continuing investor may sell its shares in underwritten offerings.

We have agreed to indemnify iStar and the continuing investors against specified liabilities, including certain potential liabilities arising under the Securities Act, or to contribute to the payments iStar or the continuing investors may be required to make in respect thereof. We have agreed to pay all of the expenses relating to the registration of such securities, including, without limitation, all registration, listing, filing and stock exchange or the Financial Industry Regulatory Authority, or FINRA, fees, all fees and expenses of complying with securities or “blue sky” laws, all printing expenses and all fees and disbursements of counsel and independent public accountants retained by us, but excluding underwriting discounts and commissions,

any out‑of-pocket expenses of iStar and the continuing investors and any transfer taxes.

Expense Reimbursement

iStar paid the underwriting discounts and commissions payable to the underwriters in connection with the IPO, our other offering expenses and our expenses incurred in connection with the concurrent iStar placement, including legal, accounting, consulting, and regulatory filing expenses, up to $25 million. iStar also paid all fees and expenses associated with the initial portfolio financing. We are not obligated to reimburse iStar for these amounts.

Great Oaks

In October 2017, we entered into a purchase agreement to acquire land subject to a ground lease on which a 301 unit, luxury multi-family project knowns as “Great Oaks” is currently being constructed in San

Jose, California. Pursuant to the purchase agreement, we will purchase the ground lease on November 1,

2020 from iStar for $34.0 million. iStar committed to provide $80.5 construction loan to the ground lessee.

The ground lease expires 2116.

Ownership Limit Waiver

Our charter generally prohibits, with certain exceptions, any stockholder from beneficially or constructively owning more than 9.8% in value or number of shares, whichever is more restrictive, of the outstanding shares of our common stock, or all classes and series of our capital stock. We have granted a waiver to iStar to own up to 39.9%, and to GICRE to own up to 15.0%, of the outstanding shares of our common stock in the aggregate.

PROPOSALS

PROPOSAL 1:

ELECTION OF DIRECTORS

The Board has nominated directors Sugarman, Adler, Josephs, Nydick and Selig to be elected to hold office for a term of one year, until the next annual meeting and until their successors have been elected and qualified.

Recommendation Regarding the Election of Directors

The board recommends that you vote FOR electing the five named nominees as our directors.

PROPOSAL 2:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM

The Audit Committee of the board of directors, with the concurrence of the board, has selected

Deloitte & Touche LLP, an independent registered public accounting firm, to be our auditors for the fiscal year ending December 31, 2018, subject to ratification by our shareholders. We expect a representative of

Deloitte & Touche LLP to attend the annual meeting to make a statement, if he or she desires, and to respond to appropriate questions. We do not expect a representative of PwC to attend the meeting.

Recommendation Regarding Ratification of Appointment of Deloitte & Touche LLP

The board recommends that you vote FOR ratification of the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, to be our auditors for the fiscal year ending December 31,

2018.

OTHER MATTERS

When Are Shareholder Proposals Due for the 2019 Annual Meeting?

In accordance with Rule 14a‑8 under the Securities Exchange Act of 1934, as amended, shareholder proposals intended to be presented at the annual meeting to be held in 2019 must be sent in writing, by certified mail, return receipt requested, to us at our principal office, addressed to our Secretary, and must be received by us no later than December 9, 2018 for inclusion in the 2019 proxy materials. In order for a shareholder proposal submitted outside of Rule 14a‑8 to be considered at our 2019 annual meeting, the proposal must contain the information required by our bylaws and be received by us in accordance with our bylaws. Pursuant to our current bylaws, shareholder proposals made outside of Rule 14a‑8 under the

Exchange Act must be submitted not later than December 9, 2018 and not earlier than November 9, 2018;

provided, however, in the event that the date of the 2019 annual meeting is advanced more than 30 days prior to or delayed more than 30 days after May 9, 2019, in order for a proposal by a shareholder to be timely, such proposal must be delivered not earlier than the 150th day prior to the date of the 2019 annual meeting and not later than 5:00 p.m., Eastern time, on the later of (1) the 120th day prior to the date of the

2019 annual meeting or (2) the tenth day following the date on which public announcement of the date of the

2019 annual meeting of shareholders is first made.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders.

This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our shareholders will be “householding”

our proxy materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the impacted shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding”

will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify us by (1) directing your written request to: Safety, Income & Growth Inc., 1114 Avenue of the Americas, 39th Floor, New York, New York 10036, Attn: Investor Relations or (2) contacting our

Investor Relations department at (212) 930‑9400. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact us as specified above.

Are there any other matters coming before the 2018 Annual Meeting?

Our management does not intend to bring any other matters before the annual meeting and knows of no other matters that are likely to come before the meeting. In the event any other matters properly come before the annual meeting or any postponement of the meeting, the persons named in the accompanying proxy will vote the shares represented by such proxy in accordance with their discretion.

We urge you to authorize a proxy to vote your shares by completing, signing, dating and returning the accompanying proxy card in the accompanying postage‑paid return envelope at your earliest convenience,

whether or not you presently plan to attend the meeting in person.

Availability of Annual Report on Form 10‑K

Our 2017 Annual Report to Shareholders, including our audited financial statements for the fiscal year ended December 31, 2017, is being made available to you along with this proxy statement. You may obtain,

without charge, a copy of our 2017 10‑K Report, without exhibits, by writing to us at Safety, Income &

Growth Inc., 1114 Avenue of the Americas, 39th Floor, New York, NY 10036, Attention: Investor Relations,

or by visiting our website at www.safetyincomegrowth.com. The 2017 10‑K Report is not part of the proxy solicitation materials, however, and the information found on, or accessible through, our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document we file with or furnish to the SEC.

By Order of the Board of Directors

Geoffrey M. Dugan General Counsel, Corporate and Secretary New York, NY April 9, 2018

MMMMMMMMMMMM . MMMMMMMMMMMMMMM C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on May 9, 2018. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.envisionreports.com/SAFE • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2. 1. Election of Directors: + For Withhold For Withhold For Withhold 01 - Jay Sugarman 02 - Dean S. Adler 03 - Robin Josephs 04 - Jay S. Nydick 05 - Stefan M. Selig ForAgainst Abstain 2. Ratification of appointment of independent registered public accounting firm for 2018 Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMMC 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 5 1 D V3 7 3 8 4 8 1 02T8UD MMMMMMMMM C B A Annual Meeting Proxy Card1234 5678 9012 345 X IMPORTANT ANNUAL MEETING INFORMATION

. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — SAFETY, INCOME & GROWTH INC. Notice of 2018 Annual Meeting of Shareholders The Harvard Club of New York City, 35 West 44th Street, 3rd Floor, New York, NY 10036 Proxy Solicited by Board of Directors for Annual Meeting — May 9, 2018 at 9:00 a.m. Eastern Time Jay Sugarman and Geoffrey M. Dugan, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Safety, Income & Growth Inc. to be held on May 9, 2018 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR Item 1, the election of five nominees as directors, and FOR Item 2, the ratification of appointment of independent registered public accounting firm for 2018. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.)